May 28, 2013


Securities  Exchange
Commission
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control


RE	American
Depositary
Shares
evidenced by
One 1
American
Depositary
Receipts
representing
one 1 Ordinary
Share of
Lottomatica
Spa Form F6
File No.
333146050


Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of BNY
Mellon, as Depositary for
securities against which
American Depositary Receipts
are to be issued, we attach a
copy of the new prospectus
Prospectus reflecting the
name change from
Lottomatica Spa to GTECH
S.P.A.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and
to the file number of the
registration statement to which
the Prospectus relates.
Pursuant to Section III B of the
General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR certificate
with revised name of GTECH
S.P.A.

The Prospectus has been
revised to reflect the new
name, and certificates have
been overstamped with
Effective June 3, 2013 the
Companys name changed to
GTECH S.P.A.

Please contact me with any
questions or comments at
1.212.815.6917.



Susan Mayham
BNY Mellon  ADR Division
Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance

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